Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the quarterly report of Aspen Group, Inc. (the “Company”) on Form 10-Q for the quarter ended January 31, 2022, as filed with the Securities and Exchange Commission on the date hereof, I, Michael Mathews, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
1.The quarterly report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and
2.The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Michael Mathews
Michael Mathews Chief Executive Officer (Principal Executive Officer)
Dated: March 15, 2022

In connection with the quarterly report of Aspen Group, Inc. (the “Company”) on Form 10-Q for the quarter ended January 31, 2022, as filed with the Securities and Exchange Commission on the date hereof, I, Matthew LaVay, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
1.The quarterly report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and
2.The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Matthew LaVay
Matthew LaVay Chief Financial Officer (Principal Financial Officer)
Dated: March 15, 2022